Accounts Receivable Purchasing Facility	12 Months Ended
Aug. 25, 2017
Receivables [Abstract]
Accounts Receivable Purchasing Facility
(4)	Accounts Receivable Purchasing Facility

In May 2012, SMART Modular Technologies, Inc. (SMART Modular) and SMART Modular Technologies (Europe) Limited (collectively, for this footnote only, Sellers), both wholly owned subsidiaries of the Company, entered into a Receivables Purchasing Agreement (as amended, the RPA) with Wells Fargo Bank, N.A. (Wells Fargo). Under the RPA, the Sellers can offer to sell to Wells Fargo certain Eligible Receivables (as defined in the RPA) due from certain designated customers, and Wells Fargo has the right to purchase Eligible Receivables offered for sale by Sellers. The maximum amount of Eligible Receivables that Wells Fargo can purchase is capped based upon the aggregate outstanding balances of purchased receivables which maximum is set at $50 million with sublimits assigned to each of Sellers’ customers that are approved for the program. Wells Fargo has no obligation to purchase any Eligible Receivables under the RPA. All purchases of Eligible Receivables are at a discount equal to a 2-month LIBOR plus 2.75% annual discount margin, calculated on a daily basis for the number of days between the payment of the purchase price by Wells Fargo to the Sellers and the actual collection of the Eligible Receivables by Wells Fargo from the account debtor. Purchases are also subject to a 95% advance rate with the 5% being reimbursed to the Sellers upon collection by Wells Fargo from the account debtor. Under the terms of the RPA, Sellers retain limited recourse for product warranties and commercial disputes and Wells Fargo bears the full risk of insolvency and collectability. Sellers are appointed as the agent of Wells Fargo to perform collection services. The RPA is not a committed facility and can be terminated by either party upon 30 days’ notice. The RPA has standard representations and warranties, including for the validity and collectability of the Eligible Receivables, and various negative and affirmative covenants that are typical for arrangements of this nature. The obligations of the Sellers are jointly and severally guaranteed by SMART Worldwide and its subsidiary SMART Modular Technologies (Global), Inc. (Global). Financing under this receivables purchase program qualifies for off-balance sheet financing as the transfer of receivables to Wells Fargo represents a true-sale. The RPA was terminated effective June 30, 2017.

In fiscal 2017 and 2016, the Sellers sold $166.2 million and $639.8 million of accounts receivables under the RPA respectively. The outstanding balance of receivables sold and not yet collected was approximately $0 and $28.5 million as of August 25, 2017 and August 26, 2016, respectively. Total interest expense fees paid in fiscal 2017, 2016 and 2015 was $0.7 million, $1.8 million and $1.9 million, respectively.